                            REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of March 14, 1996, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (the "Company") and THE COMPUTER SUPPLY STORE, INC., an Iowa corporation ("CSS").

    The Company and CSS are parties to that certain Asset Purchase Agreement of even date herewith ("Purchase Agreement"). In order to induce CSS to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement concerning the 100,000 shares of the Company's common stock (the "Shares") issued to CSS pursuant to the terms of the Purchase Agreement.

    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.   DEFINITIONS.

         "APPLICABLE HOLDERS" shall mean (i) in the case of a registration pursuant to Section 2 hereof, those Holders signing a Request who desire to register and sell some or all of their Shares pursuant to such Request, together with any additional Holders who, not later than fifteen (15) days after receipt of notice of a Request, elect in writing to Company to join in such Request or
(ii) in the case of a registration pursuant to Section 3 hereof, those Holders requesting inclusion of Shares in such registration whose Shares will be included in such registration.

         "AUTHORIZED HOLDER" shall mean a Holder designated in a Request for the purpose of signing any Certificates of Applicable Holders and who shall be deemed an agent for service of any notices required to be given under this Agreement to the Applicable Holders.

         "CERTIFICATE OF APPLICABLE HOLDERS" shall mean (i) in the case of a registration pursuant to Section 2 hereof, a resolution signed by the holders of a majority of the Shares designated in a particular Request and certified by the Authorized Holder or (ii) in the case of a registration pursuant to Section 3 hereof, a resolution signed by the holders of a majority of the Shares that will be or were included in such registration.

         "HOLDER" shall mean CSS and its successors and assigns including any shareholders of CSS to whom the shares are transferred.

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    "REQUEST" shall mean a request to register up to thirty-three and one-third percent (33 1/3%) of the Shares then held collectively by the Holders pursuant to Section 2 hereof and signed by the Holders of such Shares and containing any and all information required by Sections 2 and 4 hereof, PROVIDED, HOWEVER, that in no case may the Company be required to register shares under Section 2 of this Agreement more than once per year.

    "SHARES" shall mean (i) any shares of common stock, par value $.01 (the "Common Stock") held as of the date hereof by CSS and (ii) any shares of Company Common Stock issuable to CSS, its successors and assigns with respect to the Common Stock referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, provided it shall not mean any securities previously sold to the public.

    2.   DEMAND REGISTRATION RIGHTS.


         2.1 At any time after the first year anniversary of the closing under the Purchase Agreement (the "Closing"), upon receipt of a Request on or before four (4) years from the date of the Closing, the Company will prepare and file with The Securities and Exchange Commission (the "Commission"), promptly after such Request and in no case more than ninety (90) days after receipt of such Request, and thereafter will use its best efforts to cause to become effective a registration statement ("Registration Statement") on such form selected by the Company and complying with the Securities Act of 1933, as amended (the "Act"). If, for any reason other than the Applicable Holders' failure to perform their obligations under Section 4 hereof, the Registration Statement does not become effective, the Request shall be withdrawn and shall not count as a "Request" made pursuant to this Agreement. Notwithstanding the foregoing, the number of shares with respect to which CSS may exercise its demand Registration Rights shall be as follows:

              (i) after the first year anniversary of the Closing, but prior to the second year anniversary of the Closing, 33,334 Shares;

              (ii) after the second year anniversary of the Closing, but prior to the third year anniversary of the Closing, any shares not previously registered plus an additional 33,333 Shares;

              (iii) after the third year anniversary of the Closing, but prior to the four year anniversary of the Closing, any shares not previously registered plus an additional 33,333 Shares.



         2.1.1 Notwithstanding the foregoing, if the Company does not complete a public offering of its common stock within six (6) months of the Closing, CSS shall immediately have Demand Registration Rights with respect to 50,000 of the Shares. The

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balance of the Shares would remain subject to Demand Registration Rights of
Twenty-five Thousand (25,000.00) per year upon the second and third anniversaries of the Closing.

         2.2 If the Request so states, the offering or distribution of Shares under this Section shall be pursuant to a firm underwriting. The managing underwriter shall be a regionally recognized investment banking firm selected by the Applicable Holders and evidenced in a Certificate of Applicable Holders but the selection shall be subject to the Company's approval, which approval shall not be unreasonably withheld. The Company will enter into an underwriting agreement containing representations, warranties and agreements not substantially different from those customarily included by an issuer in underwriting agreements with respect to secondary distributions; PROVIDED, HOWEVER, that the Applicable Holders shall be entitled to negotiate and shall be responsible to pay the underwriting discounts and commission and other fees of such underwriter.

         2.3 No securities to be sold by the Company or any security holder of the Company other than CSS and its successors and assigns shall be included in any Registration Statement filed pursuant to this Section, unless (i) the Company shall have received a Certificate of Applicable Holders consenting to the inclusion of such other securities; (ii) in the case of a firm underwriting, the managing or principal underwriter shall have consented to the inclusion of such other securities and (iii) all the Shares requested to be included in the Request shall be so included.

         2.4 The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to this Section if, at the time it receives a Request, counsel for the Company is reasonably of the opinion (which opinion shall be expressed in writing) that (i) such registration will require preparation of audited financial information for the Company as of a date or for a period which preparation will not otherwise be required or (ii) any material pending transaction of the Company or any of its subsidiaries renders the effecting of such Registration Statement inappropriate at the time; PROVIDED, that in the case of an event referred to in clause (ii) above, the duration of such delay shall not exceed 90 days from the date the Company became aware of such material business information; PROVIDED FURTHER, that the Company shall promptly make such filing as soon as the conditions which permit it to delay such filing no longer exist and notwithstanding the time periods referred to in Section 2.1 above; and PROVIDED FURTHER that in the event of any such deferral, the Applicable Holders shall have the right to withdraw the Request by way of a Certificate of Applicable Holders and such withdrawn Request shall not be considered as a Request.


    3.   PIGGYBACK REGISTRATIONS.

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         3.1  If at any time prior to the four year anniversary of the Closing, the Company shall propose to file a Registration Statement for the purpose of a secondary offering for the Company or any security holder under the Act, on form S-1, S-2 or S-3 or any equivalent general form for registration of Common Stock under the Act with respect to a public offering of Common Stock, the Company shall as promptly as practicable, but in no event later than thirty (30) days prior to the proposed filing date, give notice of such intention to each Holder and shall include in such Registration Statement all Shares as each Holder shall request, within ten (10) days of the giving of such notice, subject to the following limitations:

         3.1.1 If the offering to be made pursuant to this Section is initiated by the Company, the Company shall not be obligated to register fewer than the lesser of (i) Shares with a market value of $250,000, market value to be measured as of that date of such notice to Holders, or (ii) the aggregate number of Shares still held by the Holders, and the inclusion of such Shares may be conditioned or restricted if, in the good faith opinion of the managing underwriter (or underwriters) of the Common Stock to be sold (or in the absence thereof, of the principal investment banker acting on behalf of the Company in effecting such sale) for which such Registration Statement is being filed, such inclusion will have a material adverse impact on the offering of the securities being so registered. If the number of Shares is so restricted, then no shares or securities of any other security holders shall be included in the offering unless all securities being sold by the Company are included therein, and any reduction required thereafter shall be made pro rata among the selling security holders, including the Holders.

    4.   COVENANTS OF THE HOLDER.

    Any Request shall specify the number of Shares as to which such Request relates, express the Applicable Holders' present intention to offer such Shares for distribution and contain an undertaking to provide all such information and materials and take all such actions and execute all such documents as may be required in order to permit the Company to comply with all applicable requirements of the Commission or other regulatory authorities and to obtain acceleration of the effective date of the Registration Statement. Any Request shall designate an Authorized Holder and such Authorized Holder's address for the purpose of delivering notices under this Agreement to the Applicable Holders. The Request shall also contain any other information required to be set forth under Section 2.

    5.   COVENANTS OF THE COMPANY.

    So long as the Company is under an obligation pursuant to the provisions of
Section 2 or 3, the Company shall:

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         5.1  Prepare and file with the Commission such amendments and supplements to such Registration Statements and any prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such period as shall be necessary to complete the marketing of the Shares included therein, but in no event longer than 120 days after the effective date of such Registration Statement;

         5.2 Furnish to the Applicable Holders such number of copies of a prospectus, including, without limitation, a preliminary prospectus, conforming with the requirements of the Act, and such other documents as the Applicable Holders may reasonably request in order to facilitate the public sale or other disposition of such Shares;

         5.3 Use its best efforts to register or qualify, not later than the effective date of any Registration Statement filed pursuant to this Agreement, the Shares covered by such Registration Statement under the securities or Blue Sky laws of such jurisdictions within the United States as any Applicable Holder may reasonably request and do any and all other acts or things which may be necessary or advisable to enable such Applicable Holder to consummate the public sale or other disposition in such jurisdiction of such Shares;

         5.4 Promptly notify the Applicable Holders, at any time when a prospectus relating to the Shares being distributed is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Applicable Holder, evidenced by a Certificate of Applicable Holders, promptly prepare, file with the Commission and furnish to the Applicable Holders a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         5.5 Use its best efforts to furnish, at the request of any Applicable Holder or any underwriter of any distribution of the Shares, an opinion of legal counsel to the Company, covering such matters as are typically covered by opinions of issuer's counsel in underwritten offerings under the Act and are similar in form and substance to that furnished in connection with the Company's most recent underwritten public offering of Common Stock, as any Applicable Holders or the underwriter of any distribution of the Shares request;

         5.6 Use its best efforts to cause all of the Shares in the Request to be listed on any recognized securities exchange, including, without limitation, the National

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Association of Securities Dealers Automated Quotation System, on which the
Common Stock is then listed and to maintain the currency and effectiveness of any such listings;

         5.7 Enter into an agreement with the underwriters for such offering in which the Company shall provide indemnities similar to those described in
Section 7 hereof to the underwriters and in which the Company shall make the usual representations and warranties made by issuers of equity securities to underwriters, similar in form and substance to those made to the underwriters of the most recent underwritten public offering of Company Stock; and

         5.8 Maintain its registration under Section 12 of the Securities Exchange Act of 1934 and prepare and file on a timely basis all reports required to be filed by the Company under Section 13 of the Securities Exchange Act of 1934.

    6.   COSTS AND EXPENSES.

         Except for expenses referred to in the following sentence, the Company shall bear the entire cost and expense of any registration made pursuant to
Section 2 or 3 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, the fees and expenses of the Company's counsel and its independent accountants and all other out-of-pocket expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, brokers and dealers and other purchasers of the securities so registered, and the costs and expenses incurred in connection with the qualification of the securities so registered under "blue sky" or other state securities laws (all such expenses are herein called "Registration Expenses"). Notwithstanding the foregoing, the Company shall not be liable or responsible for the following fees: (i) the fees and expenses of counsel and accountants of the Holders;
(ii) all underwriting discounts and commission attributable to Shares registered at the request of the Holder; and (iii) in any registration made pursuant to
Section 3 hereof, all filing fees attributable to Shares registered at the request of the Holders. All such fees and expenses not paid by the Company shall be paid by the Holders or, if appropriate, prorated among all selling Holders.

    7.   INDEMNIFICATION.

         7.1 INDEMNITY TO THE HOLDERS. The Company will indemnify the Applicable Holders and each underwriter of the Shares against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related Registration Statement, notification or similar filing under securities laws of any jurisdiction or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may

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

have been based upon information furnished to the Company by any Holder or such underwriter expressly for use therein.

         7.2 INDEMNITY TO THE COMPANY. The Applicable Holders, jointly and severally, (i) by requesting any such registration pursuant to Section 2 or (ii) having their Shares included in a registration pursuant to Section 3 hereof, agree to furnish to the Company such information concerning them as may be requested by the Company and which is necessary in connection with any registration or qualification of the Shares and to indemnify the Company against all claims, losses, damages, liabilities and expenses resulting from the utilization of such information furnished in writing to the Company expressly for use therein and used in accordance with such writing.

         7.3 INDEMNIFICATION PROCEDURES. If any action is brought or any claim is made against any party indemnified pursuant to this Section 7 is respect of which indemnity may be sought against the indemnitor pursuant to this
Section 7, such party shall promptly notify the indemnitor in writing of the institution of such action or the making of such claim and the indemnitor shall assume the defense of such action or claim, including the employment of counsel and payment of expenses. Such party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such party unless the employment of such counsel shall have been authorized in writing by the indemnitor by a resolution of the Board of Directors of the Company or by a Certificate of Applicable Holders, whichever the case may be, in connection with the defense of such action or claim or such indemnified party or the parties shall have reasonably concluded that there are defenses available to it or them which are in conflict with those available to the indemnitor (in which case the indemnitor shall not have the right to interpose such conflicting defense but otherwise shall retain control of such action or claim on behalf of the indemnified party or parties), in any of which events such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the indemnitor. Except as expressly provided above, in the event that the indemnitor shall not previously have assumed the defense of any such action or claim, at such time as the indemnitor does not assume the defense of such action or claim, the indemnitor shall thereafter be liable to any person indemnified pursuant to this Agreement for any reasonable legal or other expenses subsequently incurred by such person in investigating, preparing or defending against such action or claim. Anything in this paragraph to the contrary notwithstanding, the indemnitor shall not be liable for any settlement of any such claim or action effected without its written consent.

    8.   RULE 144.

         The Company shall take such action as any Holder of Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Shares without registration under the Act pursuant to and in accordance with (x) Rule 144 under the Act, as such Rule may be amended from time to time, or (y) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the

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Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

    9.   TERMINATION.

         The obligations of the Company hereunder shall terminate as to each Share subject to this Agreement on the earlier to occur of:

         9.1 At such time as such Share ceases to be considered a "restricted security" as defined in Securities and Exchange Commission Rule 144; or

         9.2 At such time as such Share has been sold or transferred pursuant to registration under the Securities Act of 1933, or in a transaction exempt from such registration pursuant to Securities and Exchange Commission Rule 144 or Rules of similar import; save and except for transfers of such shares from CSS to its shareholders.

    10.  MISCELLANEOUS.

         10.1 NOTICES. Notices given under this Agreement shall be deemed given when received at the addresses for the parties set forth below; PROVIDED, that in the case of a notice given regarding a registration pursuant to Section 2 hereof notice shall be given as designated in a Request relating to such registration, and may be delivered by telecopy or other telecommunications device producing a document setting forth such notice. Such notices shall be deemed given to all of the Holders if sent to the Authorized Holder designated in a particular Request.

              Pomeroy Computer Resources, Inc.


              Telephone:
              Telecopy:
              Attention:

         With a copy to:

              Lindhorst & Dreidame
              312 Walnut Street, Suite 2300
              Cincinnati, Ohio  45202-4091
              Telephone:    (513) 421-6630
              Telecopy:     (513) 421-0212
              Attention:     James H. Smith III

         If to CSS:

              Computer Supply Store, Inc.

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              Telephone:
              Telecopy:
              Attention:

         With a copy to:

              Frank J. Carroll


              Telephone:
              Telecopy:
              Attention:

and to Holders at the address set forth on the stock records of the Company or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         10.2 BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         10.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware.

         10.4 ASSIGNABILITY. The rights and obligations of any Holder hereunder may be assigned by it to any corporation or other entity controlled by it or controlling it or to its shareholders.

         10.5 SUCCEEDING SECURITIES. In the event the Shares are converted into any other security of the Company or any other corporation, the terms of this Agreement shall apply with full force and effect to any such other security and the obligations of the Company to effect registration shall include such other filings, qualifications, notices and similar acts as may be necessary to enable the Holders to realize the benefits of registration provided by this Agreement.

         10.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                             POMEROY COMPUTER RESOURCES, INC.



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                             By   \S\ EDWIN S. WEINSTEIN
                                --------------------------------

                             Its: PRESIDENT
                                --------------------------------

                             THE COMPUTER SUPPLY STORE, INC.



                             By \S\ RICHARD FEASTER
                                --------------------------------

                             Its: PRESIDENT
                                --------------------------------

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